UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22715
Guggenheim Credit Allocation Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
 227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: May 31
Date of reporting period: June 1, 2017 – May 31, 2018

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GGM
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM CREDIT ALLOCATION FUND

The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/ggm, you will find:
•  Daily, weekly and monthly data on share prices, distributions and more

•  Portfolio overviews and performance analyses

•  Announcements, press releases and special notices

•  Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund's website in an ongoing effort to provide you with the most current information about how your Fund's assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	May 31, 2018

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Credit Allocation Fund (the "Fund"). This report covers the Fund's performance for the 12-month period ended May 31, 2018.
The Fund's investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, "credit securities"). The Fund seeks to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2018, the Fund provided a total return based on market price of 7.99% and a total return based on NAV of 4.68%. As of May 31, 2018, the Fund's market price of $22.70 represented a premium of 5.73% to its NAV of $21.47.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund's shares fluctuates from time to time, and may be higher or lower than the Fund's NAV.
From June 2017 through May 2018, the Fund paid a monthly distribution of $0.1813. The May distribution represents an annualized distribution rate of 9.58% based on the Fund's closing market price of $22.70 on May 31, 2018. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund's distribution rate is not constant and the amount of distributions, when declared by the Fund's Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(f) on page 40 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the "Adviser") serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC ("GPIM" or the "Sub-Adviser") serves as the Fund's investment sub-adviser and is responsible for the management of the Fund's portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC ("Guggenheim"), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 66 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP

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DEAR SHAREHOLDER (Unaudited) continued	May 31, 2018

reinvests participants' distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You'll find information on GPIM's investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at guggenheiminvestments.com/ggm.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
Guggenheim Credit Allocation Fund
June 30, 2018

4 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	May 31, 2018

Guggenheim Credit Allocation Fund (the "Fund") is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC ("GPIM"). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund's performance for the 12-month period ended May 31, 2018.
What is the Fund's investment objective and how is it pursued?
The Fund's investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities (collectively, "credit securities"). Credit securities in which the Fund may invest consist of corporate bonds, loans and loan participations, asset-backed securities (all or a portion of which may consist of collateralized loan obligations), mortgage-backed securities (both residential mortgage-backed securities and commercial mortgage-backed securities), U.S. Government and agency securities, mezzanine and preferred securities, convertible securities, commercial paper, municipal securities and sovereign government and supranational debt securities. The Fund will seek to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as "high yield securities" or "junk bonds"). The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
The Fund may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The Fund may use such transactions as a means to synthetically implement the Fund's investment strategies. In addition, as an alternative to holding investments directly, the Fund may also obtain investment exposure by investing in other investment companies. To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund's policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit securities (the "80% Policy").

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

The Fund may invest in open-end funds, closed-end funds and exchange-traded funds. For purposes of the Fund's 80% Policy, the Fund will include its investments in other investment companies that have a policy of investing at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in one or more types of credit securities.
The Fund uses financial leverage (borrowing and reverse repurchase agreements) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders' return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of financial leverage, common shareholders' return will be less than if financial leverage had not been used.
What were the significant events affecting the economy and market environment over the 12-month period ended May 31, 2018?
The U.S. economy remains strong. Real Gross Domestic Product ("GDP") growth came in at a robust 4.1% in the second quarter of 2018. Possible tax cuts and federal spending increases are still in the pipeline, which should help the economy grow well above potential in the coming months. The good news is that this will support corporate earnings in the near term.
The concern is that above-potential economic growth drives above-potential job creation, which may push the unemployment rate below its sustainable rate. Payroll growth has averaged 202,000 over the last six months and 197,000 over the last year, roughly double the rate that would be necessary to maintain a stable unemployment rate given U.S. demographics. The unemployment rate could fall below 3.5%—at least a full percentage point below its estimated natural rate—before the cycle ends.
Alongside a tighter labor market comes faster wage and price inflation. Inflation has rebounded from last year's slump, with the U.S. Federal Reserve's (the "Fed") preferred core inflation measure having accelerated from 0.9% in August to 2.0% in April on a six-month annualized basis. Because inflation often lags GDP, inflation could begin to speed up, with added tailwinds coming from import tariffs and higher energy prices.
With lawmakers agreeing to fiscal stimulus at a time when the labor market is already beyond full employment, the Fed continues to tighten monetary policy. With the market expecting up to two more rate hikes in 2018, the Fed is attempting to engineer a soft landing by taking policy into restrictive territory.
The combination of rate hikes and Treasury supply congestion in the front end of the yield curve underpins our expectation for further bear flattening (when short-term interest rates increase at a faster rate than long-term interest rates), which reflects rising recession risk.

6 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

How did the Fund perform for the twelve months ended May 31, 2018?
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2018, the Fund provided a total return based on market price of 7.99% and a total return based on NAV of 4.68%. As of May 31, 2018, the Fund's market price of $22.70 represented a premium of 5.73% to its NAV of $21.47. As of May 31, 2017, the Fund's market price of $23.18 represented a premium of 2.48% to its NAV of $22.62.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund's shares fluctuates from time to time, and may be higher or lower than the Fund's NAV.
What were the distributions over the period?
From June 2017 through May 2018, the Fund paid a monthly distribution of $0.1813. The May distribution represents an annualized distribution rate of 9.58% based on the Fund's closing market price of $22.70 on May 31, 2018.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund's distribution rate is not constant and the amount of distributions, when declared by the Fund's Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(f) on page 40 for more information on distributions for the period.
Why did the Fund accrue excise tax during the period?
As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund's fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund's income and capital gains can vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Fund's Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.
What influenced the Fund's performance?
During the period, the Fund saw positive performance primarily attributable to the tightening of credit spreads, particularly among the portfolio's investments in high yield corporate bonds and senior bank loans, which together comprise most of the Fund. The mix between bonds and loans varies according to the relative valuation of the two asset classes and availability of attractively priced assets.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

The Bloomberg Barclays U.S. Corporate High Yield Index returned 2.35% for the 12-month period, while the Credit Suisse Leveraged Loan Index returned 4.50%. In the high yield market, the biggest gains in the period came from CCC bonds (+5.06%) which outperformed BB bonds (+1.00%) and B bonds (+2.40%). Similarly, in the bank loan market, CCC loans (+6.75%) outperformed BB loans (+3.95%) and B loans (+4.84%).
Fund performance for the period was primarily a result of a stable and consistent credit selection process, as GPIM's bottom-up, fundamental approach seeks the construction of portfolios that produce solid yield while at the same being defensively positioned. The Fund's investments in the capital goods and utility sector contributed to outperformance, driven by strong security selection. Exposure to bank loans and asset-backed securities ("ABS") also positively contributed to performance.
The Fund invests in non-U.S. dollar-denominated assets when the risk-return profile is favorable. Non-U.S. dollar-denominated assets comprise less than 5% of the Fund.
The Fund entered currency forward contracts to hedge exchange rate risk. Over the course of the year, the U.S. dollar depreciated versus foreign currencies, which resulted in a negative impact on the forward contracts and detracted from performance. This was offset by appreciation of the foreign-currency assets in U.S. dollar terms.
How is the Fund positioned for the coming months?
The Fund is well positioned across its three primary asset class exposures, with the heaviest allocation to high yield bonds, followed by bank loans and ABS. Spreads on high-yield corporate bonds and bank loans were driven towards cycle lows during the period and have since bounced off the lows. We remain vigilant to ensure that we are being adequately compensated for the level of risk taken.
The Fund continues to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow generation. GPIM is conscious that the securities in the Fund will need to survive another downturn. We continue to focus on more defensive credits with consistent cash flow and sustainable debt profiles. Among the high yield allocation, the Fund's exposure to B credits is its largest, and the Fund has incrementally added to B-rated exposure.
The Fund maintains a sizeable exposure to BB credits as well and our research indicates that BB rated bonds have performed well versus other fixed income securities when the Federal Reserve tightens monetary policy. At the end of the period, the Fund was positioned up in quality.
Any other comments about the Fund?
GPIM expects the economy to remain on solid footing driven by growing consumer sentiment coupled with improving corporate fundamentals and low default rates. However, it appears the majority of this has already been priced into spreads, and we remain focused on credit selection. With a sizeable portion of the Fund exposed to floating rate assets in the form of bank loans and ABS, the prospect of higher interest rates makes this basket of assets more attractive. Both stand to benefit from higher interest rates, as their coupons reset at a higher rate. The combination of rising LIBOR rates and spread

8 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

tightening could cause loan coupons to approach those of high yield bonds, as they have converged in each of the past three tightening cycles.
What is the Fund's duration?
The portfolio has consistently maintained a defensive stance to interest rate volatility with an underweight to duration. A sizable allocation to bank loans that are senior in the capital structure relative to most high yield bonds reduced volatility in returns. We believe credit selection will be increasingly important into 2018 and expect the Fund to perform well in this type of environment.
The effective duration for the Fund as of May 31, 2018, was below three years. GPIM's view is that we are unlikely to see rates move in a sudden and aggressive upward trajectory, as the Fed is providing ample guidance about the future path of interest rates. The Fund may invest in credit securities of any duration or maturity and is not required to maintain any particular maturity or duration for its portfolio as a whole. It typically maintains a leverage-adjusted average portfolio duration of one to four years. However, average portfolio duration is adjusted based on market conditions.
Discuss the impact of leverage for the period.
The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
With the low cost of borrowing and stability in the fundamentals of American companies, the amount of leverage used by the Fund is highly accretive to income generation. The Fund currently employs leverage through borrowing and reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash that can be used for additional investments.
As of May 31, 2018, the amount of leverage was approximately 31% of total managed assets (including the proceeds of leverage). While leverage increases the income of the Fund in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Fund's NAV to change to a greater degree than the market as a whole. This can create volatility in Fund pricing but should not affect the Fund's ability to pay dividends under normal circumstances.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or "MBS" (agency fixed-rate and hybrid adjustable-rate mortgage, or "ARM", pass-throughs), asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS") (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the $US-denominated leveraged loan market.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

Please see guggenheiminvestments.com/ggm for a detailed discussion of the Fund's risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	May 31, 2018

Fund Statistics
Share Price	$22.70
Net Asset Value	$21.47
Premium to NAV	5.73%
Net Assets ($000)	$158,234

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2018

			Since
	One	Three	Inception
	Year	Year	(06/26/13)
Guggenheim Credit Allocation Fund
NAV	4.68%	7.50%	7.30%
Market	7.99%	10.12%	7.66%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/ggm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when sold, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Corporate Bonds	86.9%
Senior Floating Rate Interests	48.5%
Asset Backed Securities	5.6%
Exchange-Traded Funds	3.1%
Preferred Stocks	2.1%
Common Stocks	1.3%
Money Market Fund	1.0%
Total Investments	148.5%
Other Assets & Liabilities, net	(48.5%)
Net Assets	100.0%

12 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2018

Distributions to Shareholders &
Annualized Distribution Rate

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	May 31, 2018

Ten Largest Holdings	(% of Net Assets)
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global
Education Finance, 7.87%	2.6%
CD&R Firefly Bidco Ltd., 4.50%	2.5%
Reddy Ice Holdings, Inc., 11.83% (3 Month USD LIBOR + 9.50%)	2.4%
Altice France S.A., 7.37%	2.4%
Eldorado Gold Corp., 6.12%	2.3%
MDC Partners, Inc., 6.50%	2.3%
EIG Investors Corp., 10.87%	2.3%
Nathan's Famous, Inc., 6.62%	2.2%
Great Lakes Dredge & Dock Corp., 8.00%	2.2%
American Midstream Partners LP /
American Midstream Finance Corp., 8.50%	2.2%
Top Ten Total	23.4%
"Ten Largest Holdings" excludes any temporary cash or derivative investments.

Portfolio Composition by Quality Rating*
% of Total
Rating	Investments
Fixed Income Instruments
A	0.8%
BBB	2.5%
BB	23.8%
B	43.6%
CCC	17.2%
NR**	9.1%
Other Instruments
Short-Term Investments	2.1%
Common Stocks	0.9%
Total Investments	100.0%

*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody's, Standard & Poor's ("S&P"), or Fitch, which are all a Nationally Recognized Statistical Rating Organization ("NRSRO "). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody's and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.

14 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS		May 31, 2018

	Shares	Value
COMMON STOCKS† – 1.3%
Energy – 0.7%
SandRidge Energy, Inc.*,4	58,927	$ 856,799
Approach Resources, Inc.*	48,823	146,957
Titan Energy LLC*,4	27,133	29,575
Comstock Resources, Inc.*	1	11
Total Energy		1,033,342
Utilities – 0.5%
TexGen Power LLC*,††	20,607	721,245
Technology – 0.1%
Aspect Software Parent, Inc.*,†††,1,2	57,610	141,720
Qlik Technologies, Inc. – Class A*,†††,1	56	57,049
Qlik Technologies, Inc. – Class B*,†††,1	13,812	1
Qlik Technologies, Inc.*,†††,1	3,600	–
Total Technology		198,770
Consumer, Non-cyclical – 0.0%
Targus Group International Equity, Inc*,†††,1,2	32,060	83,725
Industrial – 0.0%
Ursa Insulation B.V.*,†††,1	135,131,158	–
Financials – 0.0%
Project Silverback Holdings B Escrow*,†††,1	1,922	1,442
Total Common Stocks
(Cost $5,861,984)		2,038,524
PREFERRED STOCKS† – 2.1%
Financial – 1.5%
Bank of America Corp., Series X 6.25%[6,7]	1,150,000	1,196,253
Citigroup, Inc. Series M 6.30%[4,6,7]	1,100,000	1,122,000
		2,318,253
Industrial – 0.6%
Seaspan Corp. 6.38% due 04/30/19[4]	34,770	886,287
Total Preferred Stocks
(Cost $3,101,720)		3,204,540
EXCHANGE-TRADED FUNDS† – 3.1%
SPDR Bloomberg Barclays High Yield Bond ETF	84,000	2,992,080
iShares iBoxx $ High Yield Corporate Bond ETF	22,750	1,942,395
Total Exchange-Traded Funds
(Cost $5,048,919)		4,934,475

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Shares	Value
MONEY MARKET FUND† – 1.0%
Dreyfus Treasury Prime Cash Management - Institutional Shares 1.62%[3]	1,647,954	$ 1,647,954
Total Money Market Fund
(Cost $1,647,954)		1,647,954

	Face
	Amount~
CORPORATE BONDS†† – 86.9%
Financial – 18.6%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.37% due 04/01/20[4,5]	1,700,000	1,710,625
7.50% due 04/15/21[4,5]	1,500,000	1,516,875
7.25% due 08/15/24[5]	875,000	861,875
6.87% due 04/15/22[5]	650,000	645,938
FBM Finance, Inc.
8.25% due 08/15/21[4,5]	2,928,000	3,065,030
HUB International Ltd.
7.00% due 05/01/26[4,5]	2,750,000	2,752,200
Lincoln Finance Ltd.
6.87% due 04/15/21	EUR 1,750,000	2,116,367
7.38% due 04/15/21[5]	450,000	462,375
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[4,5]	2,250,000	2,227,500
NFP Corp.
6.87% due 07/15/25[4,5]	1,940,000	1,915,750
LoanCore Capital Markets LLC / JLC Finance Corp.
6.87% due 06/01/20[4,5]	1,605,000	1,635,896
Majid AL Futtaim Holding
7.12% [6]	1,500,000	1,510,050
Hunt Companies, Inc.
6.25% due 02/15/26[4,5]	1,550,000	1,458,937
Quicken Loans, Inc.
5.25% due 01/15/28[4,5]	1,375,000	1,258,125
CyrusOne LP / CyrusOne Finance Corp.
5.00% due 03/15/24[4]	1,104,000	1,105,380
GEO Group, Inc.
6.00% due 04/15/26[4]	775,000	757,563
5.87% due 10/15/24	350,000	345,649
Greystar Real Estate Partners LLC
5.75% due 12/01/25[4,5]	1,000,000	975,000
American Equity Investment Life Holding Co.
5.00% due 06/15/27[4]	750,000	735,387
CoreCivic, Inc.
4.75% due 10/15/27	750,000	688,125
Prosight Global Inc.
7.50% due 11/26/20†††,4	650,000	681,621

See notes to financial statements.

16 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 86.9% (continued)
Financial – 18.6% (continued)
Assurant, Inc.
6.99% due 03/27/48[7]	400,000	$ 411,081
USIS Merger Sub, Inc.
6.87% due 05/01/25[5]	400,000	403,000
iStar, Inc.
5.25% due 09/15/22[4]	215,000	208,819
Total Financial		29,449,168
Communications – 17.7%
Altice France S.A.
7.37% due 05/01/26[4,5]	3,850,000	3,744,125
6.00% due 05/15/22[4,5]	1,000,000	996,250
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.87% due 05/15/24[4,5]	4,465,000	4,174,775
MDC Partners, Inc.
6.50% due 05/01/24[4,5]	4,085,000	3,615,225
EIG Investors Corp.
10.87% due 02/01/24[4]	3,300,000	3,572,250
Cengage Learning, Inc.
9.50% due 06/15/24[4,5]	3,850,000	3,176,250
DISH DBS Corp.
5.87% due 11/15/24[4]	2,300,000	1,911,185
7.75% due 07/01/26[4]	650,000	561,437
Sprint Communications, Inc.
9.00% due 11/15/18[4,5]	2,200,000	2,253,240
CSC Holdings LLC
5.25% due 06/01/24[4]	1,350,000	1,276,020
6.75% due 11/15/21[4]	400,000	422,380
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00% due 02/01/28[4,5]	1,050,000	971,250
Telenet Finance Lux Note
5.50% due 03/01/28	1,000,000	970,172
Charter Communications Operating LLC
4.20% due 03/15/28[4]	450,000	423,496
Total Communications		28,068,055
Consumer, Non-cyclical – 16.6%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	3,450,000	3,510,375
Midas Intermediate Holdco II LLC
7.87% due 10/01/22[4,5]	3,351,000	3,283,980
Beverages & More, Inc.
11.50% due 06/15/22[5]	3,650,000	3,221,125
Albertsons Companies LLC / Safeway Inc. / New Albertson's Inc / Albertson's LLC
6.62% due 06/15/24[4]	2,600,000	2,444,780
5.75% due 03/15/25	550,000	484,110

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 86.9% (continued)
Consumer, Non-cyclical – 16.6% (continued)
Vector Group Ltd.
6.12% due 02/01/25[4,5]	2,850,000	$ 2,793,000
FAGE International S.A./ FAGE USA Dairy Industry, Inc.
5.62% due 08/15/26[4,5]	2,900,000	2,682,500
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[5]	2,024,000	1,912,680
Post Holdings, Inc.
5.62% due 01/15/28[4,5]	1,250,000	1,178,125
Valeant Pharmaceuticals International, Inc.
6.50% due 03/15/22[4,5]	650,000	675,480
5.50% due 11/01/25[5]	425,000	417,031
KeHE Distributors LLC / KeHE Finance Corp.
7.62% due 08/15/21[4,5]	1,075,000	1,042,750
Halyard Health, Inc.
6.25% due 10/15/22[4]	925,000	951,593
Endo Finance LLC / Endo Finco, Inc.
7.25% due 01/15/22[4,5]	450,000	389,813
5.37% due 01/15/23[5]	425,000	315,435
Carriage Services, Inc.
6.62% due 06/01/26[5]	500,000	504,375
Avantor, Inc.
6.00% due 10/01/24[4,5]	500,000	497,500
Total Consumer, Non-cyclical		26,304,652
Energy – 12.4%
American Midstream Partners LP / American Midstream Finance Corp.
8.50% due 12/15/21[4,5]	3,565,000	3,475,875
Unit Corp.
6.62% due 05/15/21[4]	3,000,000	3,007,500
Indigo Natural Resources LLC
6.87% due 02/15/26[4,5]	2,575,000	2,459,125
Exterran Energy Solutions LP / EES Finance Corp.
8.12% due 05/01/25[4]	1,750,000	1,848,437
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[4,5]	1,450,000	1,439,125
Parkland Fuel Corp.
6.00% due 04/01/26[4,5]	1,150,000	1,138,500
Comstock Resources, Inc.
10.00% due 03/15/20	1,075,000	1,126,062
CNX Resources Corp.
8.00% due 04/01/23	1,000,000	1,062,500
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[4,5]	970,000	960,300
Gibson Energy, Inc.
5.25% due 07/15/24[5]	CAD 1,200,000	927,740

See notes to financial statements.

18 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 86.9% (continued)
Energy – 12.4% (continued)
Alta Mesa Holdings LP/ Alta Mesa Finance Services Corp.
7.88% due 12/15/24	750,000	$ 785,625
Legacy Reserves LP/ Legacy Reserves Finance Corp.
6.62% due 12/01/21	750,000	597,188
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
5.75% due 04/01/25[4]	400,000	393,000
6.25% due 04/01/23[4]	50,000	50,875
Trinidad Drilling Ltd.
6.62% due 02/15/25[5]	200,000	190,500
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[4,8,9]	825,233	115,533
Total Energy		19,577,885
Consumer, Cyclical – 10.5%
Nathan's Famous, Inc.
6.62% due 11/01/25[5]	3,500,000	3,535,000
AMC Entertainment Holdings, Inc.
6.12% due 05/15/27[4]	2,500,000	2,411,250
Ferrellgas LP / Ferrellgas Finance Corp.
6.50% due 05/01/21	950,000	881,125
6.75% due 06/15/23[4]	750,000	663,750
American Tire Distributors, Inc.
10.25% due 03/01/22[4,5]	2,700,000	1,323,000
PetSmart, Inc.
5.87% due 06/01/25[4,5]	1,575,000	1,086,750
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	1,000,000	1,041,250
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75% due 01/15/22[4]	990,000	908,325
Delphi Technologies plc
5.00% due 10/01/25[4,5]	715,000	682,825
L Brands, Inc.
6.75% due 07/01/36	500,000	450,000
7.60% due 07/15/37	250,000	231,875
JB Poindexter & Company, Inc.
7.12% due 04/15/26[5]	650,000	659,750
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.87% due 03/01/27[4]	650,000	612,625
TVL Finance PLC
8.50% due 05/15/23	GBP 400,000	563,613
Williams Scotsman International, Inc.
7.87% due 12/15/22[5]	525,000	548,625
Pinnacle Bidco plc
6.37% due 02/15/25	GBP 400,000	534,259

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 86.9% (continued)
Consumer, Cyclical – 10.5% (continued)
Boyne USA, Inc.
7.25% due 05/01/25[5]	350,000	$ 364,000
Mattel, Inc.
6.75% due 12/31/25[5]	45,000	43,832
Total Consumer, Cyclical		16,541,854
Industrial – 3.9%
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.37% due 12/15/23[4,5]	1,600,000	1,688,768
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22	1,000,000	1,075,000
Cleaver-Brooks, Inc.
7.87% due 03/01/23[5]	825,000	850,781
Ardagh Packaging Finance PLC
6.75% due 05/15/24	EUR 600,000	758,417
LKQ European Holdings BV
4.12% due 04/01/28	EUR 650,000	748,481
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[9]	369,145	335,172
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[4,5]	225,000	234,844
Tutor Perini Corp.
6.87% due 05/01/25[5]	220,000	221,584
Wrangler Buyer Corp.
6.00% due 10/01/25[5]	200,000	190,500
Total Industrial		6,103,547
Basic Materials – 3.7%
Eldorado Gold Corp.
6.12% due 12/15/20[4,5]	3,850,000	3,696,000
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[4,5]	1,000,000	1,077,500
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[4,5]	700,000	728,875
Mirabela Nickel Ltd.
9.50% due 06/24/19[8]	1,279,819	281,560
New Day Aluminum
10.00% (in-kind rate was 6.00%) due 10/28/20†††,1,13	5,738	5,738
Total Basic Materials		5,789,673
Utilities – 2.3%
LBC Tank Terminals Holding Netherlands BV
6.87% due 05/15/23[4,5]	2,000,000	2,032,500
Terraform Global Operating LLC
6.12% due 03/01/26[4,5]	975,000	972,563

See notes to financial statements.

20 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 86.9% (continued)
Utilities – 2.3% (continued)
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27[4]	750,000	$ 706,875
Total Utilities		3,711,938
Technology – 1.2%
Infor US, Inc.
6.50% due 05/15/22[4]	1,700,000	1,727,625
Ascend Learning LLC
6.87% due 08/01/25[5]	250,000	250,000
Total Technology		1,977,625
Total Corporate Bonds
(Cost $140,983,812)		137,524,397
SENIOR FLOATING RATE INTERESTS††,12 – 48.5%
Technology – 10.2%
Advanced Computer Software
4.75% due 05/31/24	2,300,000	2,305,750
11.83% (3 Month USD LIBOR + 9.50%) due 01/31/23	2,250,000	2,221,875
7.83% (3 Month USD LIBOR + 5.50%) due 03/18/22	865,720	865,720
Lytx, Inc.
8.73% (1 Month USD LIBOR + 6.75%) due 08/31/23†††,1	3,461,889	3,386,967
Bullhorn, Inc.
9.09% (3 Month USD LIBOR + 6.75%) due 11/21/22†††,1	2,159,096	2,147,083
9.11% (3 Month USD LIBOR + 6.75%) due 11/21/22†††,1	58,033	51,541
Planview, Inc.
11.73% (1 Month USD LIBOR + 9.75%) due 07/27/23†††,1	2,000,000	1,976,275
Aspect Software, Inc.
12.56% (2 Month USD LIBOR + 10.50%) due 05/25/20[2]	1,255,141	1,199,287
16.11% (1 Month USD LIBOR + 10.50%) due 06/29/18†††,1,2	536,250	536,250
Cologix Holdings, Inc.
8.98% (1 Month USD LIBOR + 7.00%) due 03/20/25	750,000	758,753
Park Place Technologies LLC
9.98% (1 Month USD LIBOR + 8.00%) due 03/29/26	500,000	497,500
PowerSchool, Inc.
7.09% (3 Month USD LIBOR + 4.45%) due 07/29/21†††,1	300,001	280,224
Total Technology		16,227,225
Consumer, Cyclical – 10.0%
CD&R Firefly Bidco Ltd.
4.50% due 05/10/25[11]	GBP 3,000,000	3,959,590
Accuride Corp.
7.55% (3 Month USD LIBOR + 5.25%) due 11/17/23	3,428,784	3,454,500
ABRA Auto Body
9.14% (3 Month USD LIBOR + 7.25%) due 09/19/22	2,350,000	2,361,750

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,12 – 48.5% (continued)
Consumer, Cyclical – 10.0% (continued)
BC Equity Ventures LLC
8.81% (3 Month USD LIBOR + 6.50%) due 08/31/22	1,919,731	$ 1,938,928
Mavis Tire Express Services Corp.
5.20% (1 Month USD LIBOR + 3.25%) due 03/20/25	1,043,532	1,035,705
Acosta, Inc.
5.41% (1 Month USD LIBOR + 3.25%) due 09/26/19	755,556	597,917
5.43% (3 Month LIBOR + 3.25%) due 09/26/19	222,222	175,858
Crown Finance US, Inc.
4.48% (1 Month USD LIBOR + 2.50%) due 02/28/25	550,000	547,597
BBB Industries, LLC
5.96% (1 Month USD LIBOR + 4.00%) due 11/04/19†††,1	550,000	528,072
Blue Nile, Inc.
8.80% (3 Month USD LIBOR + 6.50%) due 02/17/23	457,188	459,473
SMG US Midco 2, Inc.
8.98% (1 Month USD LIBOR + 7.00%) due 01/23/26	300,000	303,750
CH Holding Corp.
9.23% (1 Month USD LIBOR + 7.25%) due 02/03/25	200,000	204,000
Sears Roebuck Acceptance Corp.
6.42% (Commercial Prime Lending Rate + 3.50%) due 01/18/19	197,422	196,271
Total Consumer, Cyclical		15,763,411
Consumer, Non-cyclical – 8.4%
Reddy Ice Holdings, Inc.
11.83% (3 Month USD LIBOR + 9.50%) due 11/01/19	4,000,000	3,795,000
7.88% (Commercial Prime Lending Rate + 4.50%) due 05/01/19	295,337	293,922
NES Global Talent
7.86% (3 Month USD LIBOR + 5.50%) due 05/11/23	3,250,000	3,233,750
CTI Foods Holding Co. LLC
9.24% (1 Month USD LIBOR + 7.25%) due 06/28/21	3,430,000	2,572,500
5.49% (1 Month USD LIBOR + 3.50%) due 06/29/20	630,000	537,598
Immucor, Inc.
7.30% (3 Month USD LIBOR + 5.00%) due 06/15/21	1,191,000	1,210,354
IHC Holding Corp.
8.73% (1 Month USD LIBOR + 6.75%) due 04/30/21†††,1	1,183,304	1,174,677
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.81% (3 Month USD LIBOR + 4.50%) due 04/03/25	550,000	550,000
Targus Group International, Inc.
15.00% (1 Month USD LIBOR + 11.50%) due 05/24/16†††,1,2,8	383,723	–
Total Consumer, Non-cyclical		13,367,801
Industrial – 7.1%
Springs Window Fashions
8.50% due 05/24/26[11]	2,900,000	2,765,875
Hayward Industries, Inc.
10.23% (1 Month USD LIBOR + 8.25%) due 08/04/25	2,325,000	2,325,000

See notes to financial statements.

22 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,12 – 48.5% (continued)
Industrial – 7.1% (continued)
Diversitech Holdings, Inc.
9.81% (3 Month USD LIBOR + 7.50%) due 06/02/25	1,000,000	$ 1,010,000
Resource Label Group LLC
10.80% (3 Month USD LIBOR + 8.50%) due 11/26/23	850,000	841,500
Bioplan USA, Inc.
6.73% (1 Month USD LIBOR + 4.75%) due 09/23/21	859,515	799,349
HBC Hardware Holdings
8.48% (1 Month USD LIBOR + 6.50%) due 03/30/20†††,1	802,500	756,356
National Technical
8.16% (1 Month USD LIBOR + 6.25%) due 06/12/21†††,1	732,407	714,097
Advanced Integration Technology LP
7.22% (6 Month USD LIBOR + 4.75%) due 04/03/23	617,247	617,247
Ranpak
9.19% (1 Month USD LIBOR + 7.25%) due 10/03/22	536,667	538,008
PT Intermediate Holdings III LLC
10.30% (3 Month USD LIBOR + 8.00%) due 12/08/25	450,000	450,000
ProAmpac PG Borrower LLC
10.46% (1 Month USD LIBOR + 8.50%) due 11/18/24	250,000	254,688
Wencor Group
5.48% (1 Month LIBOR + 3.50%) due 06/19/19†††,1	200,000	198,550
Total Industrial		11,270,670
Utilities – 5.4%
Bhi Investments LLC
10.59% (3 Month USD LIBOR + 8.75%) due 02/28/25	3,000,000	2,970,000
Panda Temple II Power
8.30% (3 Month USD LIBOR + 6.00%) due 04/03/19	2,485,926	2,334,285
Invenergy Thermal
7.80% (3 Month USD LIBOR + 5.50%) due 10/19/22	2,282,179	2,179,481
MRP Generation Holding
9.30% (3 Month USD LIBOR + 7.00%) due 10/18/22	738,750	689,808
Stonewall
7.80% (3 Month USD LIBOR + 5.50%) due 11/13/21	328,051	323,950
Total Utilities		8,497,524
Energy – 3.6%
Gavilan Resources LLC
7.93% (1 Month USD LIBOR + 6.00%) due 03/01/24	3,280,000	3,210,300
Permian Production Partners
7.94% (3 Month USD LIBOR + 6.00%) due 05/09/24	2,100,000	2,058,000
Summit Midstream Partners, LP
7.98% (1 Month USD LIBOR + 6.00%) due 05/13/22	420,000	424,200
Total Energy		5,692,500

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,12 – 48.5% (continued)
Communications – 3.6%
Cengage Learning Acquisitions, Inc.
6.18% (1 Month USD LIBOR + 4.25%) due 06/07/23	2,250,609	$ 2,014,857
Comet Bidco Ltd.
7.31% (1 Month USD LIBOR + 5.00%) due 10/31/24	2,050,000	1,997,049
CSC Holdings, LLC
4.17% (1 Month USD LIBOR + 2.25%) due 07/17/25	1,336,500	1,330,660
Proquest LLC
10.98% (1 Month USD LIBOR + 9.00%) due 12/15/22	282,200	285,022
Total Communications		5,627,588
Basic Materials – 0.2%
Big River Steel LLC
7.30% (3 Month USD LIBOR + 5.00%) due 08/23/23	348,250	354,344
Total Senior Floating Rate Interests
(Cost $78,406,043)		76,801,063
ASSET-BACKED SECURITIES†† – 5.6%
Collateralized Loan Obligations – 2.8%
Monroe Capital CLO Ltd.
2017-1A, 5.96% (3 Month USD LIBOR + 3.60%) due 10/22/26[5,12]	1,000,000	1,001,191
Eaton Vance CLO Ltd.
2014-1A, 7.37% (3 Month USD LIBOR + 5.03%) due 07/15/26[5,12]	1,000,000	980,733
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 7.07% (3 Month USD LIBOR + 5.00%) due 10/10/26[4,5,12]	500,000	500,076
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[4,5]	500,000	499,272
KVK CLO Ltd.
2014-2A, 7.10% (3 Month USD LIBOR + 4.75%) due 07/15/26[5,12]	500,000	469,942
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[5,10]	600,000	449,738
Treman Park CLO Ltd.
2015-1A, due 04/20/27[4,5,10]	500,000	431,302
Babson CLO Ltd.
2012-2A, due 05/15/23[4,5,10]	1,000,000	40,322
Total Collateralized Loan Obligations		4,372,576

See notes to financial statements.

24 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 5.6% (continued)
Transport-Aircraft – 1.3%
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[5]	1,003,795	$ 1,020,489
Apollo Aviation Securitization Equity Trust
2016-2, 7.87% due 11/15/41[4]	364,300	367,545
2016-1A, 9.20% due 03/17/36[5]	206,971	210,076
Rise Ltd.
2014-1B, 6.50% due 02/12/39	284,967	284,967
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[9]	224,997	191,973
Total Transport-Aircraft		2,075,050
Collateralized Debt Obligations – 0.6%
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30[5]	1,000,000	1,007,275
Whole Business – 0.6%
TSGE
2017-1, 6.25% due 09/25/31†††,1	1,000,000	996,750
Financial – 0.3%
NCBJ
2015-1A, 5.87% due 07/08/22†††,1,4	433,971	433,266
Total Asset-Backed Securities
(Cost $8,483,748)		8,884,917
Total Investments – 148.5%
(Cost $243,534,180)		$ 235,035,870
Other Assets & Liabilities, net – (48.5%)		(76,802,329)
Total Net Assets – 100.0%		$ 158,233,541

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

					Value at May 31, 2018	Net Unrealized Appreciation
			Settlement Date	Settlement Value
Counterparty	Contracts to Sell	Currency
BofA Merrill Lynch	3,140,000	EUR	06/13/18	$3,732,685	$3,673,755	$58,930
J.P. Morgan Chase & Co.	1,874,000	GBP	06/13/18	2,542,780	2,492,291	50,489
Barclays	1,225,000	CAD	06/13/18	953,776	945,054	8,722
						$118,141

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	May 31, 2018

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Security was fair valued by the Valuation Committee at May 31, 2018. The total market value of fair valued securities amounts to $13,469,783, (cost $15,394,245) or 8.5% of total net assets.
2	Affiliated issuer.
3	Rate indicated is the 7 day yield as of May 31, 2018.
4
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2018, the total value of securities segregated was $96,321,096.

5
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $96,123,313 (cost $98,942,706), or 60.8% of total net assets.

6	Perpetual maturity.
7	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
8	Security is in default of interest and/or principal obligations.
9
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $642,678 (cost $1,370,542), or 0.4% of total net assets — See Note 12.

10	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
11	Term loan interests in the Fund's portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
12
Variable rate security. Rate indicated is the rate effective at May 31, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

13	Payment-in-kind security.

plc	Public Limited Company
LIBOR	London Interbank Offered Rate
WAC	Weighted Average Coupon
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

See Sector Classification in Other Information section.
See notes to financial statements.

26 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2018

The following table summarizes the inputs used to value the Fund's investments at May 31, 2018 (See Note 6 in the Notes to Financial Statements):

		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities (Assets)	Level 1 Quoted Prices
				Total
Asset-Backed Securities	$–	$7,454,901	$1,430,016	$8,884,917
Common Stocks	1,033,342	721,245	283,937	2,038,524
Corporate Bonds	–	136,837,038	687,359	137,524,397
Forward Foreign Currency Exchange Contracts*	–	118,141	–	118,141
Exchange-Traded Funds	4,934,475	–	–	4,934,475
Money Market Fund	1,647,954	–	–	1,647,954
Preferred Stocks	3,204,540	–	–	3,204,540
Senior Floating Rate Interests	–	65,050,971	11,750,092	76,801,063
Total Assets	$10,820,311	$210,182,296	$14,151,404	$235,154,011

		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities (Liabilities)	Level 1 Quoted Prices
				Total
Unfunded Loan Commitments (Note 11)	$–	$214,450	$175,354	$389,804

*	Other financial instruments include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.
Please refer to the Schedule of Investments for a breakdown of investment type by industry category.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $71,918,857 are categorized within Level 2 of the disclosure hierarchy. See Note 7.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2018

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy.

		Valuation Technique	Unobservable Inputs	Input Range		Weighted Average
Category	Ending Balance at May 31, 2018
Assets:
Asset Backed Securities	$996,750	Model Price	Market Comparable Yield	6.1%		—
Asset Backed Securities	433,266	Yield Analysis	Yield	6.2%		—
Common Stocks	282,495	Enterprise Value	Valuation Multiple	6.6x-8.3	x	7.8	x
Common Stocks	1,442	Model Price	Liquidation Value
Corporate Bonds	681,621	Option Adjusted	Indicative Quote
		Spread off the
		prior month end
		broker mark over
		the 3 month LIBOR
Corporate Bonds	5,738	Model Price	Market Comparable Yields	10.0%		—
Senior Floating Rate Interests	8,685,002	Yield Analysis	Yield	9.0% - 12.0%		9.8%
Senior Floating Rate Interests	1,058,387	Model Price	Purchase Price
Senior Floating Rate Interests	1,292,606	Enterprise Value	Valuation Multiple	8.3x-8.8	x	8.6%
Senior Floating Rate Interests	714,097	Model Price	Market Comparable Yields	6.3%		—
Total	$14,151,404
Liabilities:
Unfunded Loan Commitments	$175,354	Model Price	Purchase Price

Significant changes in an indicative quote, yield, market comparable yield or valuation multiples would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current period.
As of May 31, 2018, the Fund had securities with a total value of $795,997 transfer from Level 3 to Level 2 due to availability of market price information at year end. As of May 31, 2018, the Fund had liabilities with a total value of $213,276 transfer from Level 3 to Level 2 due to availability of market price information at year end. There were no other securities that transferred between levels.
See notes to financial statements.

28 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2018

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2018:

LEVEL 3 – Fair Value measurement using significant unobservable inputs
		Assets				Liabilities
	Senior Floating Rate Interests
						Unfunded Loan Commitments
			Corporate Bonds	Common Stocks
		Asset-Backed Securities			Total
Assets:
Beginning Balance	$14,048,028	$855,012	$4,013,632	$1,386,620	$20,303,292	$(671,334)
Purchases/(Receipts)	8,451,614	1,000,000	332	6,727	9,458,673	(888,568)
Sales, maturities and
(paydowns)/Fundings	(10,750,909)	(134,358)	(3,027,900)	(518,149)	(14,431,316)	1,033,410
Amortization of
discount/premiums	113,158	(532)	4,137	–	116,763	(3,879)
Total realized gains or
(losses) included
in earnings	(62,406)	–	70,017	(1,259,272)	(1,251,661)	540,568
Total change in unrealized
appreciation (depreciation)
included in earnings	126,466	(5,140)	(37,687)	668,011	751,650	(398,827)
Transfers out of Level 3	(175,859)	(284,966)	(335,172)	–	(795,997)	213,276
Ending Balance	$11,750,092	$1,430,016	$687,359	$283,937	$14,151,404	$(175,354)
Net Change in unrealized
appreciation (depreciation)
for investments in Level 3
securities still held at
May 31, 2018	$36,846	$(4,920)	$(2,906)	$(683,555)	$(654,535)	$65,915

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2018

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the Guggenheim Investments ("GI"), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.
Transactions during the year ended May 31, 2018, in which the portfolio company is an "affiliated person", were as follows:

								Interest and
			Realized					Amortization
	Value			Gain	Change in	Value	Shares	Included
Security Name	5/31/17	Additions	Reductions	(Loss)	Unrealized	05/31/18	05/31/18	in Income
Common Stocks
Aspect Software Parent, Inc.*,1	$862,445	$–	$–	$–	$(720,725)	$141,720	57,610	$–
Targus Group
International Equity, Inc.*,1	49,647	–	(2,514)	1,166	35,426	83,725	32,060	–
Senior Floating Rate Interests[3]
Aspect Software, Inc. 12.56%
(2 Month USD LIBOR +
10.50%) due 05/25/20	1,284,735	–	(32,814)		(52,634)	1,199,287	1,255,141	150,971
Aspect Software, Inc. 16.11%
(1 Month USD LIBOR +
10.50%) due 06/29/18[1]	385,000	151,250	–	–	–	536,250	536,250	62,164
Targus Group
International, Inc.
15.00% (1 Month
USD LIBOR +
11.50%) due 05/24/16[1,2]	–	–	–	–	–	–	383,723	–
Targus Group
International, Inc.,
14.00% due 05/24/16	158,467	8,366	(176,011)	–	9,178	–	–	7,780
	$2,740,294	$159,616	$(211,339)	$1,166	$(728,755)	$1,960,982		$220,915

*	Non-income producing security.
1	Security was fair valued by the Valuation Committee at May 31, 2018. The total market value of fair valued securities amounts to $761,695, (cost $2,429,643) or 0.5% of total net assets.
2	Security is in default of interest and/or principal obligations.
3
Variable rate security. Rate indicated is the rate effective at May 31, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

See notes to financial statements.

30 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	May 31, 2018

ASSETS:
Investments in unaffiliated issuers, at value (cost $239,849,396)	$233,074,888
Investments in affiliated issuers, at value (cost $3,684,784)	1,960,982
Cash	667,409
Unrealized appreciation on forward foreign currency exchange contracts	118,141
Prepaid expenses	6,642
Receivables:
Interest	3,099,065
Investments sold	2,046,784
Tax reclaims	2,546
Total assets	240,976,457
LIABILITIES:
Reverse repurchase agreements (Note 7)	71,918,857
Unfunded loan commitments, at value (Note 11) (commitment fees received $689,032)	389,804
Segregated cash due to broker	240,000
Payable for:
Investments purchased	9,865,578
Investment advisory fees	199,137
Professional fees	70,409
Offering costs	25,119
Trustee fees and expenses*	11,438
Accrued expenses and other liabilities	22,574
Total liabilities	82,742,916
NET ASSETS	$158,233,541
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
7,370,148 shares issued and outstanding	$73,701
Additional paid-in capital	174,212,359
Distributions in excess of net investment income	(351,123)
Accumulated net realized loss on investments	(7,665,779)
Net unrealized depreciation on investments	(8,035,617)
NET ASSETS	$158,233,541
Shares outstanding ($0.01 par value with unlimited amount authorized)	7,370,148
Net asset value	$21.47
* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 31

STATEMENTS OF OPERATIONS	May 31, 2018

For the Year Ended May 31, 2018

INVESTMENT INCOME
Interest from securities of unaffiliated issuers	$18,670,402
Interest from securities of affiliated issuers	220,915
Dividends	353,339
Total investment income	19,244,656
EXPENSES:
Investment advisory fees	2,303,677
Interest expense	1,394,099
Professional fees	131,191
Trustees' fees and expenses*	93,411
Fund accounting fees	77,592
Administration fees	61,149
Excise tax	47,734
Printing fees	44,901
Custodian fees	34,730
Registration and filing fees	24,090
Transfer agent fees	18,617
Insurance	7,152
Other expenses	2,092
Total expenses	4,240,435
Net investment income	15,004,221
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,021,815)
Investments in affiliated issuers	1,166
Foreign currency transactions	111,080
Forward foreign currency exchange contracts	(549,967)
Net realized loss	(1,459,536)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,777,661)
Investments in affiliated issuers	(728,755)
Foreign currency translations	58,891
Forward foreign currency exchange contracts	286,890
Net change in unrealized appreciation (depreciation)	(6,160,635)
Net realized and unrealized loss	(7,620,171)
Net increase in net assets resulting from operations	$7,384,050
* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

32 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS		May 31, 2018

	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,004,221	$12,815,839
Net realized loss on investments	(1,459,536)	(1,435,309)
Net change in unrealized appreciation (depreciation) on investments	(6,160,635)	17,066,099
Net increase in net assets resulting from operations	7,384,050	28,446,629
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(15,894,021)	(14,635,933)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	7,861,417	8,558,824
Reinvestments	270,101	202,920
Cost of shares offering costs charged to paid-in-capital	(50,569)	(51,978)
Net increase from capital share transactions	8,080,949	8,709,766
Total increase (decrease) in net assets	(429,022)	22,520,462
NET ASSETS:
Beginning of year	158,662,563	136,142,101
End of year	$158,233,541	$158,662,563
(Distributions in excess of net investment income)/
Undistributed net investment income at end of year	$(351,123)	$1,247,091

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 33

STATEMENT OF CASH FLOWS	May 31, 2018

For the Year Ended May 31, 2018

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$7,384,050
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	6,506,416
Net change in unrealized (appreciation) depreciation on forward foreign currency
exchange contracts	(286,890)
Net realized loss on investments	1,020,649
Net accretion of discount and amortization of premium	(1,400,064)
Purchase of long-term investments	(144,186,585)
Proceeds from sales of long-term investments	105,488,277
Paydowns received on mortgage and asset backed securities	24,185,357
Net purchases of short-term investments	(900,563)
Corporate actions in other payments	294,220
Increase in interest receivable	(232,668)
Increase in investments sold receivable	(289,853)
Increase in prepaid expenses	(6,642)
Decrease in other assets	4,357
Commitment fees received and repayments of unfunded commitments	(1,041,164)
Loan commitment fundings	921,460
Decrease in tax claims receivable	7,868
Increase in investments purchased payable	4,526,085
Increase in investment advisory fees payable	5,543
Decrease in interest due on borrowings	(77,462)
Decrease in segregated cash due to broker	(284,000)
Increase in trustees' fees and expenses payable	5,154
Decrease in accrued expenses and other liabilities	(107,298)
Net Cash Provided by Operating and Investing Activities	1,536,247
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	8,131,264
Distributions to common shareholders	(15,623,920)
Proceeds from reverse repurchase agreements	588,009,072
Payments made on reverse repurchase agreements	(577,348,755)
Payments made on borrowings	(4,500,000)
Offering costs in connection with the issuance of common shares	(53,202)
Net Cash Used in Financing Activities	(1,385,541)
Net increase in cash	150,706
Cash at Beginning of Year (including foreign currency)	516,703
Cash at End of Year (including foreign currency)	$667,409
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,392,226
Supplemental Disclosure of Non Operating Activity: Dividend Reinvestment	$270,101
Supplemental Disclosure of Non Operating Activity: Additional principal received on
payment-in-kind bonds	$8,698

See notes to financial statements.

34 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS					May 31, 2018

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014(a)
Per Share Data:
Net asset value, beginning of period	$22.62	$20.53	$23.34	$24.71	$23.82
Income from investment operations:
Net investment income(b)	2.05	1.91	2.02	1.95	1.64
Net gain (loss) on investments (realized and unrealized)	(1.02)	2.36	(2.65)	(1.16)	0.71
Total from investment operations	1.03	4.27	(0.63)	0.79	2.35
Less distributions from:
Net investment income	(2.18)	(2.18)	(2.18)	(1.57)	(1.46)
Capital gains	—	—	—	(0.59)	—
Total distributions to shareholders	(2.18)	(2.18)	(2.18)	(2.16)	(1.46)
Net asset value, end of period	$21.47	$22.62	$20.53	$23.34	$24.71
Market value, end of period	$22.70	$23.18	$19.86	$23.07	$24.68
Total Return(c)
Net asset value	4.68%	21.55%	-2.31%	3.45%	10.12%
Market value	7.99%	28.83%	-4.00%	2.54%	5.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$158,234	$158,663	$136,142	$154,753	$163,815
Ratio to average net assets of:
Net investment income, including interest expense	9.24%	8.67%	9.68%	8.23%	7.28%
Total expenses, including interest expense(d)	2.61%	2.52%	2.27%	2.04%	1.73%
Portfolio turnover rate(e)	46%	47%	63%	55%	54%

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS continued					May 31, 2018

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014(a)
Senior Indebtedness:
Borrowings – committed facility agreement (in thousands)	N/A	$4,500	N/A	N/A	N/A
Asset Coverage per $1,000 of borrowings(g)	N/A	$49,871	N/A	N/A	N/A
Reverse repurchase agreements (in thousands)(h)	$71,919	$61,259	$59,667	$65,943	$53,344
Total borrowings and reverse repurchase agreements outstanding (in thousands)	$71,919	$65,759	$59,667	$65,943	$53,344
Asset Coverage per $1,000 of indebtedness(f)	$3,200	$3,413	$3,282	$3,360	$4,071

(a)	Since commencement of operations: June 26, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distribution are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(d)
Excluding interest expense, the annualized operation expense ratio would be 1.75%, 1.88%,1.82%,1.76% and 1.55% for the years ended May 31, 2018, May 31, 2017, May 31, 2016, May 31, 2015 and May 31, 2014, respectively.

(e)	Portfolio turnover is not annualized for periods of less than one year.
(f)
Calculated by subtracting the Fund's total liabilities (not including borrowings or reverse repurchase agreements) from the Fund's total assets and dividing by the total borrowings and reverse repurchase agreements.

(g)	Calculate by subtracting the Fund's total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund's total assets and dividing by the borrowings.
(h)
As a result of the Fund having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with the releases and interpretive letters issued by the Securities and Exchange Commission (the "SEC"), the Fund doesn't treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

See notes to financial statements.

36 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2018

Note 1 – Organization:
Guggenheim Credit Allocation Fund (the "Fund") was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
The Fund's investment objective is to seek total return through a combination of current income and capital appreciation.
Note 2 – Accounting Policies:
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the "Board") has adopted policies and procedures for the valuation of the Fund's investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities and/or other assets.
Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds ("ETFs") and closed-end investment companies ("CEFs") are valued at the last quoted sales price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. Any investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC ("GFIA", or the "Adviser") are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security's (or asset's or liability's) "fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

38 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Loans
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
(d) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Any such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund's accounting records on the date of receipt, if any, is shown on as net realized gains or losses on foreign currency transactions on the Fund's Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund's Statement of Operations.
(e) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

(f) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
(g) Indemnifications
Under the Funds' organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives:
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.
The Fund may utilize derivatives for the following purpose:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts

40 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund's use, and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Settlement
Use	Purchased	Sold
Hedge	$10,030,134	$16,972

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of May 31, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation	Unrealized depreciation
	on forward foreign	on forward foreign
	currency exchange contracts	currency exchange contracts

The following table sets forth the fair value of the Fund's derivative investments categorized by primary risk exposure at May 31, 2018:

		Forward Foreign
		Currency Exchange
	Primary Risk Exposure	Contracts
Asset Derivative Investments Value	Foreign Exchange Risk	$118,141

The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the year ended May 31, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation (depre-
ciation) on forward foreign currency exchange
contracts

The following is a summary of the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2018:
Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign
Currency Exchange
Contracts Risk
$ (549,967)

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign
Currency Exchange
Contracts Risk
$ 286,890

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or Trust, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are

42 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:
			Net Amount of Assets Presented in the Statement of Assets and Liabilities
		Gross Amounts Offset in the Statement of Assets and Liabilities		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets

				Financial Instruments	Net Amount
Description
Forward foreign currency exchange contracts	$118,141	$–	$118,141	$–	$118,141

			Net Amount of Liabilities Presented in the Statement of Assets and Liabilities
		Gross Amounts Offset in the Statement of Assets and Liabilities		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities

				Financial Instruments
Description					Net Amount
Reverse Repurchase Agreements	$71,918,857	$–	$71,918,857	$(71,918,857)	$–

The following table presents deposits held by others in connection with derivative investments as of May 31, 2018. The. The Fund has the right to offset these deposits against any related liabilities outstanding with each counterparty.
Counterparty	Asset Type	Cash Pledged	Cash Received
Nomura Group	Reverse Repurchase Agreements	–	$240,000

Note 5 – Fees and Other Transactions with Affiliates:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC ("GPIM" or "Sub-Adviser"), provides personnel including certain officers required for the Fund's administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily managed assets.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM's affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund's total assets minus the sum of its accrued liabilities. Total assets means all of the Fund's assets and is not limited to its investment securities. Accrued liabilities means all of the Fund's liabilities other than borrowings for investment purposes.
Certain officers of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
The Adviser engages external service providers to perform other necessary services for the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis.
MUFG Investor Services (US) LLC ("MUIS") acts as the Fund's administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund's securities and cash. The Bank of New York ("BNY") acts as the Fund's custodian. As custodian, BNY is responsible for the custody of the Fund's assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund's average daily managed assets, subject to certain minimum monthly fees, and out of pocket expenses.
Note 6 – Fair Value Measurement:
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

44 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund's investments. When values are not available from a pricing service, they may be computed by the Fund's investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund's assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund's assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements:
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker—dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. For the year ended May 31, 2018, the average daily balance for which reverse repurchase agreements were outstanding amounted to $64,024,463. The weighted average interest rate was 2.01%. As of May 31, 2018, there was $71,918,857 in reverse repurchase agreements outstanding.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2018 aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater than
	Continuous	Up to 30 days	31-90 days	90 days	Total
Corporate Bonds	$7,003,439	$64,915,418	$–	$–	$71,918,857
Gross amount of recognized liabilities for reverse repurchase agreements	$7,003,439	$64,915,418	$–	$–	$71,918,857

As of May 31, 2018, the Fund had the following outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
Bank of America	2.35% - 2.36%	06/22/18 - 06/25/18	$ 5,757,454
Barclays	(0.75%) - 0.00%*	Open Maturity	2,919,663
Barclays	1.50%	6/22/18	989,287
BNP Paribas Securities corp.	2.46% - 2.50%	06/04/18 - 6/29/18	15,938,788
Canadian Imperial Bank of Commerce	2.52%	6/4/18	5,536,875
CIBC World Markets	2.52%	6/11/18	3,773,078
Credit Suisse Securities (USA) LLC	2.55%	6/15/18	2,340,337
Credit Suisse Securities (USA) LLC	2.35%	Open Maturity	695,216
HSBC Securities, Inc.	2.45%	06/11/18 - 06/15/18	8,425,595
J.P. Morgan Chase & Co.	1.60% -2.00%	Open Maturity	3,388,749
Nomura Securities Co.	2.34%	6/18/18	8,480,182
RBC Capital Markets	2.57% - 2.63%	06/04/18 - 06/29/18	3,176,063
Societe General Group	2.46% - 2.48%	6/14/18	10,497,570
			$71,918,857
*The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at May 31, 2018.
Note 8 – Borrowings:
On September 16, 2016, the Fund entered into a $10,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 1 month LIBOR plus 1%. An unused fee of 10 basis points was charged on the difference between 60% of the amount available to borrow under the credit agreement and the actual amount borrowed. As of May 31, 2018, there was $0 outstanding in connection with the Fund's credit facility. The average daily amount of borrowings on the credit facilities during the period was $4,319,726 with a related average interest rate of 2.49%. The maximum amount outstanding during the period ended was $4,500,000. As of May 31, 2018, the total value of securities segregated and pledged as collateral in connection with borrowings was $0.

46 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund's ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a "closed-end management investment company" as defined in the 1940 Act.
There is no guarantee that the Fund's leverage strategy will be successful. The Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information:
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.
The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund's annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid excise tax of $47,734 or $0.01 per share, attributable to calendar year 2017.
Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
The tax character of distributions paid during the year ended May 31, 2018 was as follows:

Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$15,894,021	$0	$15,894,021

The tax character of distributions paid during the year ended May 31, 2017 was as follows:

Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$14,635,933	$0	$14,635,933

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

The tax components of accumulated earnings/(deficit) as of May 31, 2018 were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$677,162	$0	$(9,319,354)	$(7,410,327)	$(16,052,519)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2018, capital loss carryforwards for the Fund were as follows:

		Total
Unlimited		Capital Loss
Short-Term	Long-Term	Carryforward
$0	$(7,410,327)	$(7,410,327)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in collateralized loan obligations, paydown gains, losses deferred due to wash sales, excise tax paid, foreign currency gains and losses, the "mark-to-market" of certain derivatives, and equity to debt adjustments. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.
The following adjustments were made on the Statements of Assets and Liabilities as of May 31, 2018 for permanent book/tax differences:

	Undistributed	Accumulated
Paid In	Net Investment	Net Realized
Capital	Income/(Loss)	Gain/(Loss)
$(47,736)	$(708,414)	$756,150

At May 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

	Tax	Tax	Net
Tax	Unrealized	Unrealized	Unrealized
Cost	Gain	(Loss)	Gain/(Loss)
$244,699,775	$3,813,934	$(13,477,840)	$(9,663,906)

Note 10 – Securities Transactions:
For the year ended May 31, 2018, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$144,186,585	$105,488,277

48 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year May 31, 2018, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$14,088,394	$6,852,091	$111,693

Note 11 – Unfunded Loan Commitments:
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of May 31, 2018. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2018, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $96,321,096.
The unfunded loan commitments as of May 31, 2018, were as follows:

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/19	$ 1,022,222	$ 213,277
Advantage Sales & Marketing, Inc.	07/25/19	900,000	26,510
Albertson's LLC	08/18/18	500,000	-
Amaya Holdings B.V.	10/21/19	3,100,000	-
American Stock Transfer & Trust	06/26/18	400,000	327
Aspect Software, Inc.	06/29/18	13,750	–
BBB Industries, LLC	11/04/19	550,000	21,382
Bullhorn, Inc.	11/21/22	278,396	5,223
Ceva Logistics Holdings BV (Dutch)	03/19/19	499,999	16,279
Cypress Intermediate Holdings III, Inc.	04/27/22	450,000	43,598
Hillman Group, Inc.	06/30/19	385,714	9,142
Lytx, Inc.	08/31/22	157,895	16,786
Mavis Tire Express Services Corp.	03/20/25	156,468	1,173
PowerSchool, Inc.	07/29/21	450,002	29,666
Wencor Group	06/19/19	261,538	6,441
		$ 9,125,984	$ 389,804

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Note 12 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board:
Restricted Securities	Acquisition Date	Cost	Value
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27	02/05/14	$ 364,893	$ 335,172
Schahin II Finance Co. SPV Ltd.
5.88% due 9/25/22[1,2]	01/18/14	783,911	115,533
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	221,738	191,973
		$1,370,542	$642,678

1 Security is in default of interest/and or principal obligations.
2 All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2018, the total value of securities segregated was $96,321,096.
Note 13 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 7,370,148 issued and outstanding.
Transactions in common shares were as follows:
	Year ended	Year ended
	May 31, 2018	May 31, 2017
Beginning Shares	7,013,806	6,629,959
Common shares issued through at-the-market offering	344,230	374,788
Shares issued through dividend reinvestment	12,112	9,059
Ending Shares	7,370,148	7,013,806

In connection with its organization process, the Fund sold 4,189 shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,012 at a price of $23.88 per share. The Fund issued 6,000,000 shares of common stock in its initial public offering. These shares were issued at $23.88 per share after deducting the sales load but before underwriters' expense reimbursement.
In connection with the initial public offering of the Fund's common shares, the underwriters were granted an option to purchase additional common shares. The underwriters purchased, at a price of $23.88 per common share (after deducting the sales load but before offering expenses incurred by the Fund), 625,000 common shares of the Fund and 125,000 common shares on July 19, 2013 and August 13, 2013, respectively, pursuant to the over-allotment option.
Offering costs, estimated at $331,250 or $0.05 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and GPIM have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.05 per common share.

50 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

On September 7, 2016, the Fund's shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allowed for the issuance of up to $100,000,000 of common shares. On September 15, 2016, the Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 2,632,734 shares.
The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the year ended May 31, 2018, the Fund incurred $50,569 of expenses associated with the at-the market offerings.
Note 14 – Recent Accounting Pronouncements:
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
Note 15 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund's financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2018

To the Shareholders and Board of Trustees of Guggenheim Credit Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Credit Allocation Fund (the "Fund"), including the schedule of investments, as of May 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from June 26, 2013 (commencement of operations) through May 31, 2014 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Credit Allocation Fund at May 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from June 26, 2013 (commencement of operations) through May 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
July 30, 2018

52 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited)	May 31, 2018

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.
The Fund's investment income (dividend income plus short-term gains, if any) qualifies as follows:
Of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2018, the following fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2018, the following fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified	Dividend	Qualified	Qualified
Dividend	Received	Interest	Short-Term
Income	Deduction	Income	Capital Gain
1.65%	1.65%	85.79%	0.00%

Results of Shareholders Votes
The Annual Meeting of Shareholders of the Fund was held on April 26, 2018. Common shareholders voted on the election of Trustees. With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Jerry B. Farley	6,503,681	119,094	121,174
Roman Friedrich III	6,360,830	254,317	128,802
Ronald A. Nyberg	6,514,512	95,591	133,846

The other Trustees of the Fund not up for election in 2018 are Randall C. Barnes, Donald A. Chubb, Maynard F. Oliverius and Ronald E. Toupin, Jr.
Sector Classification
Information in the "Schedule of Investments" is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund's registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 53

OTHER INFORMATION (Unaudited) continued	May 31, 2018

Trustees
The Trustees of the Guggenheim Credit Allocation Fund and their principal business occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2013	Current: Private Investor (2001-present).	51	Current: Trustee, Purpose Investments Funds (2014-present).

Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).

Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2014	Current: Retired	48	Former: Midland Care, Inc. (2011-2016).

			Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2013	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Current: Zincore Metals, Inc. (2009-present).

			Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver Corp. (2011-2012).

54 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2018

	Position(s) Held with Trust	Term of Office and Length of Time Served**		Number of Portfolios in Fund Complex Overseen

Name, Address* and Year of Birth			Principal Occupation(s) During Past Five Years		Other Directorships Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2013	Current: Partner, Momkus McCluskey LLC (2016-present).	51
Current: PPM Funds (February 2018-present); Edward-Elmhurst Healthcare System (2012 present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation Linked Income Fund (2003-present).

			Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).

Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired.	48
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).

					Former: Topeka Community Foundation (2009-2014).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2013	Current: Portfolio Consultant (2010-present); Member, Governing Council (2003-present) and Executive Committee (2016-present), Independent Directors Council.	48	Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

			Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).		Former: Bennett Group of Funds (2011-2013).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued	May 31, 2018

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE:
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since February 2018 (Trustee)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present).	158	None.

		Since 2014 (Chief Legal Officer)

		Since 2013 (Vice President)
Former: President and Chief Executive Officer (2017-February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	This is the period for which the Trustee began serving the Fund. After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
	—	Messrs. Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2019.
	—	Messrs. Barnes and Chubb and Ms. Lee are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2020.
	—	Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2021.
***	This Trustee is deemed to be an "interested person" of the Fund under the 1940 Act by reason of her position with the Fund's Investment Manager and/or the parent of the Investment Manager.

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OTHER INFORMATION (Unaudited) continued	May 31, 2018

OFFICERS
The Officers of the Guggenheim Credit Allocation Fund, who are not Trustees, and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers:
Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2013	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: AML Officer, certain funds in the Fund Complex (2016-2017). Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2013	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Keith D. Kemp (1960)	Assistant Treasurer	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Investments (2015-present);

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018). Managing Director and Director, Transparent Value, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009); Director, Guggenheim Partners Investment Management, LLC (2010-2015).

Mark E. Mathiasen (1978)	Secretary	Since 2013	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 57

OTHER INFORMATION (Unaudited) continued	May 31, 2018

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers continued:
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistan Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2013	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
(1955)	Financial
Officer, Chief
Accounting
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Officer and
Treasurer

58 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2018

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers continued:

Jon Szafran (1989)	Assistant Treasurer	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 59

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM CREDIT
ALLOCATION FUND (GGM)	May 31, 2018

Guggenheim Credit Allocation Fund (the "Fund") is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Adviser"), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm ("Guggenheim Partners"), serves as the Fund's investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the "Investment Advisory Agreement"). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC ("GPIM" or the "Sub-Adviser") and their affiliates may be referred to herein collectively as "Guggenheim." "Guggenheim Investments" refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the "Sub-Advisory Agreement" and together with the Investment Advisory Agreement, the "Advisory Agreements"). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the "Board," with the members of the Board referred to individually as the "Trustees"), GPIM provides a continuous investment program for the Fund's portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not "interested person[s]," as defined by the 1940 Act, of the Fund (the "Independent Trustees") casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the "April Meeting") and on May 22, 2018 (the "May Meeting"), the Contracts Review Committee of the Board (the "Committee"), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee's annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees ("Independent Legal Counsel"), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees' legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, FUSE Research Network LLC ("FUSE"), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM CREDIT
ALLOCATION FUND (GGM) continued	May 31, 2018

The objective of the reports is to present the subject funds' relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the "Contract Review Materials"). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated portfolio management responsibility to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim's explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim's dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim's resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim's resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim's exchange-traded fund business to Invesco Ltd., and considered Guggenheim's commitment to focusing on, and investing resources in support of, the remaining funds in the Guggenheim fund complex, including the Fund.
The Committee's review of the services provided by Guggenheim included consideration of Guggenheim's investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board.

[1]
Consequently, except where the context indicates otherwise, references to "Adviser" or "Sub-Adviser" should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 61

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM CREDIT
ALLOCATION FUND (GGM) continued	May 31, 2018

The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim's adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund's Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to Guggenheim's compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.
In connection with the Committee's evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim's administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the "OCFO"), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO's resources, personnel and services provided.
With respect to Guggenheim's resources and the Adviser's ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC ("GPIMH"). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee's knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on June 26, 2013 and its investment objective is to seek total return through a combination of current income and capital appreciation. The Committee received data showing the Fund's total return on a net asset value ("NAV") and market price basis for the three-year and one-year periods ended December 31, 2017, as well as total return based on NAV since inception.
The Committee compared the Fund's performance to a peer group of closed-end funds identified by Guggenheim (the "peer group of funds") and, for NAV returns, performance versus the Fund's benchmark for the same time periods. The Committee noted that the Adviser's peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) invest more than 80% in one asset class; (ii) invest less than 20% in each of corporate bonds and banks loans; (iii) invest more than 50% outside the U.S.; (iv) invest more than 30% in investment grade securities; and (v) invest more than 30% in asset-backed securities (ABS)

62 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM CREDIT
ALLOCATION FUND (GGM) continued	May 31, 2018

or mortgage-backed securities (MBS). The Committee considered that the peer group of funds—consisting of 10 other high yield bond funds—is consistent with the peer group used for purposes of the Fund's quarterly performance reporting.
The Committee observed that the returns of the Fund exceeded the median returns of its peer group of funds on an NAV basis for the since-inception, three-year and one-year periods ended December 31, 2017 (ranking in the 1st percentile for both the since-inception and three-year periods and in the 10th percentile for the one-year period).
In addition, the Committee took into account Guggenheim's belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund's standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund's risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim's statement that the Fund's risk metrics have consistently ranking in the middle of the peer group and its risk-adjusted returns have consistently been in the top quartile.
The Committee also considered the Fund's structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2017, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2017 and annualized for the three-year and since-inception periods ended December 31, 2017.
After reviewing the foregoing and related factors, the Committee concluded that the Fund's performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund's contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,2 and the Fund's net effective management fee rate and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund's percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds.
The Committee observed that the Fund's contractual advisory fee based on average managed assets was below the peer group median (ranking in the 40th percentile), and the net effective management fee (representing the combined effective advisory fee and administration fee) and total net expense ratio (excluding interest expense) on average net assets equaled the peer group median.

[2]
Contractual advisory fee represents the percentile ranking of the Fund's contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund's average managed assets.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 63

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM CREDIT
ALLOCATION FUND (GGM) continued	May 31, 2018

The Committee also noted that the Adviser did not identify any other clients or accounts considered to have similar investment strategies and policies as the Fund.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments' profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim's statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund's assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund's assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the competitiveness of the Fund's contractual advisory fee (based on average managed assets), which is below the peer group median.
The Committee determined that the Fund's advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately.

64 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM CREDIT
ALLOCATION FUND (GGM) continued	May 31, 2018

Therefore, the Committee considered the qualifications, experience and skills of the Fund's portfolio management team in connection with the Committee's evaluation of Guggenheim's investment professionals under the Investment Advisory Agreement.
With respect to Guggenheim's resources and the Sub-Adviser's ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee's knowledge of how the SubAdviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the SubAdviser from its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser's revenues were included in the calculation of Guggenheim Investments' profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser's fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee's consideration of the Investment Advisory Agreement, which was separately considered. (See "Investment Advisory Agreement—Economies of Scale" above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.
Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 65

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2018

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the "Plan Administrator"), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "Dividend") payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open- Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

66 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2018

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 67

FUND INFORMATION	May 31, 2018

Board of Trustees	Investment Adviser
Randall C. Barnes
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Amy J. Lee*
Ronald A. Nyberg
Maynard F. Oliverius
Ronald E. Toupin, Jr.,
Chairman

* Trustee is an "interested person" of the
Fund as defined in the Investment
Company Act of 1940, as amended.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Mark E. Mathiasen
Secretary

Amy J. Lee
Vice President and Chief Legal Officer

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

68 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

FUND INFORMATION continued	May 31, 2018

Privacy Principles of Guggenheim Credit Allocation Fund for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Credit Allocation Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Trust's Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Credit Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.
A description of the Trust's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091.
Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust's website at guggenheiminvestments.com/gbab or by accessing the Trust's Form N-PX on the U.S. Securities and Exchange Commission's (SEC) website at www.sec.gov.
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab. The Trust's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 69

This Page Intentionally Left Blank.

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Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/18)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GGM-AR-0518

Item 2.  Code of Ethics.
(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.
(f)	(1) The registrant's Code of Ethics is attached hereto as an exhibit.
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Dr. Jerry B. Farley.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,110 and $42,314 for the fiscal years ending May 31, 2018 and May 31, 2017, respectively.
 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $24,000 and $21,550 for the fiscal years ending May 31, 2018 and May 31, 2017, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $11,187 and $10,827 for the fiscal years ending May 31, 2018 and May 31, 2017, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending May 31, 2018 and May 31, 2017, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Fund (or an officer of the Fund who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $35,187 and $78,400 for the fiscal years ending May 31, 2018 and May 31, 2017, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.
(a) The registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr;  Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as an exhibit hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2018:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2013	Guggenheim Partners Investment Management, LLC: Global CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne B. Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2013	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–Present.

Kevin H. Gundersen – Senior Managing Director	2013	Guggenheim Partners Investment Management LLC.: Senior Managing Director – 2012-Present. Guggenheim Investment Management, LLC.: Managing Director and Portfolio Manager – 2002-2012.

Thomas Hauser – Senior Managing Director	2012
Guggenheim Partners Investment Management, LLC - Senior Managing Director – 2017 to Present; Guggenheim Partners Investment Management, LLC – Managing Director 2014 to 2017; Guggenheim Partners Investment Management, LLC – Director 2012 to 2014.

Richard De Wet – Portfolio Manager	2013	Guggenheim Partners Investment Management, LLC - Portfolio Manager - 2013 to Present; PIMCO 2012 to 2013.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2018:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	17	$22,090,688,411	0	$0
Other pooled investment vehicles	75	$20,389,485,274	39	$10,901,878,600
Other accounts	133	$142,488,354,024	6	$1,082,516,020

Anne B. Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	18	$25,959,315,182	0	$0
Other pooled investment vehicles	5	$3,239,498,566	2	$2,346,060,270
Other accounts	38	$97,046,450,096	4	$700,893,342

Kevin H. Gundersen:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	10	$11,086,918,913	2	$400,578,668
Other pooled investment vehicles	35	$9,216,774,210	16	$3,239,686,928
Other accounts	30	$6,381,034,488	3	$815,579,330

Thomas Hauser:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	9	$4,837,775,803	2	$400,578,668
Other pooled investment vehicles	41	$10,747,610,833	20	$5,060,216,834
Other accounts	46	$11,416,566,132	3	$815,579,330

Rich de Wet:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	5	$985,992,054	0	$0
Other pooled investment vehicles	5	$994,111,214	0	$0
Other accounts	23	$6,598,959,158	1	$265,838,393

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of May 31, 2018:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$100,001-$500,000
Anne B. Walsh	None
Kevin H. Gundersen	None
Thomas Hauser	None
Rich de Wet	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable
Item 13.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)     Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Credit Allocation Fund
By:        /s/ Brian E. Binder
Name:   Brian E. Binder
Title:     President and Chief Executive Officer
Date:     August 9, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:         /s/ Brian E. Binder
Name:    Brian E. Binder
Title:      President and Chief Executive Officer
Date:      August 9, 2018
By:         /s/  John L. Sullivan
Name:     John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      August 9, 2018